                                   EXHIBIT 25


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                               ---------------
                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                Check if an Application to Determine Eligibility
                  of a Trustee Pursuant to Section 305(b)(2);

                               ---------------

                   STATE STREET BANK AND TRUST COMPANY, N.A.
              (Exact name of trustee as specified in its charter)


      Not Applicable                                         06-1143380
---------------------------------                         ---------------
(Jurisdiction of incorporation or                         (I.R.S. Employer
organization if not a U.S. National Bank)                Identification No.)


725 S. South Figueroa Street, Suite 3100
Los Angeles, California                                      90017
---------------------------------------                      -----
(Address of principal executive offices)                   (Zip code)


                                   Jeanie Mar
            State Street Bank and Trust Company of California, N.A.
                     725 South Figueroa Street, Suite 3100
                         Los Angeles, California 90017
                                 (213) 362-7338

            ---------------------------------------------------------
            (Name, address and telephone number of agent for service)

                            Atrix Laboratories, Inc.
               -------------------------------------------------
              (Exact name of obligor as specified in its charter)

          Delaware                                        84-0402207
          --------                                        ----------
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                       Identification No.)




2579 Midpoint Drive
Fort Collins, Colorado                                       80525
----------------------                                       -----
(Address of principal executive offices)                   (Zip code)


                               ---------------

                7% Convertible Subordinated Notes due 12/1/2004
                      (Title of the indenture securities)

 1.   General Information   Furnish the following information as to the Trustee.

      (a) Name and address of each examining or supervising authority to which it is subject.

                                Comptroller of the Currency
                                Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers.

                                Yes

 2.   AFFILIATIONS WITH THE OBLIGOR   If the obligor is an affiliate of the
      Trustee, describe each such affiliation.

                                None


      Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16.   LIST OF EXHIBITS   List below all exhibits filed as a part of this
statement of eligibility.

                 1.    Copy of Articles of Association.**

                 2.    Copy of  Certificate of Authority to Commence Business.**

                 3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).

                 4.    Copy of existing By-Laws.**

                 5.    Copy of each Indenture referred to in Item 4.  N/A.

                 6. The consents of the Trustee required by Section 321(b) of the Act.*

                 7. Consolidated Report of Income at the close of business March 31, 1997, Federal Financial Institutions Examination Council, Consolidated Reports of Condition and income for A bank with Domestic Offices Only and Total Assets of Less Than $100 Million - FB1034.***

*    Filed herewith.

** The indicated documents have been filed as exhibits with corresponding exhibit numbers to the Form T-1 of Oasis Residential, Inc., filed pursuant to Section 305(b)(2) of the Act, filed with the Securities and Exchange Commission November 18, 1996 (Registration No. 033-90488), and are incorporated herein by reference.

*** The indicated document was filed as an exhibit with a corresponding exhibit number to the Form T-1 field as Exhibit 25 to a Registration Statement on Form S-4 of Silicon Graphics, Inc. filed with the Securities and Exchange Commission on July 30, 1997 (Registration No. 333-32379), and is incorporated herein by reference.

                                      NOTE


         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE



         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, State Street Bank and Trust Company of California, N.A., an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested on the 23 day of December, 1997.


                                        STATE STREET BANK AND TRUST COMPANY
                                        OF CALIFORNIA, N.A.

[SEAL]
                                        /s/ Jeanie Mar
                                        ---------------------------------------
                                        Jeanie Mar
                                        Assistant Vice President

                                   EXHIBIT 6

                                    CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A. hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:   December 23, 1997


                                        STATE STREET BANK AND TRUST COMPANY
                                        OF CALIFORNIA, N.A.

                                        /s/ Jeanie Mar
                                        ---------------------------------------
                                        Jeanie Mar Trust Officer
                                        Assistant Vice President